                                               UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 10549
                                                        ___________________

                                          FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 15, 2007

Commission File Number:                 0-10843

                                                                 CSP Inc.
                              (Exact name of registrant as specified in its charter)

                             Massachusetts                                                           04-2441294
                  (State or other jurisdiction of                                              (I.R.S. Employer
                  incorporation or organization)                                             Identification No.)

                 43 Manning Road, Billerica, Massachusetts                              01821-3901
                (Address of principal executive offices)                                        (Zip Code)

                                                                (978) 663-7598
                                      (Registrant's telephone number, including area code)

                                                                        None
                      (Former name, former address, former fiscal year, if changed since last report)

Item 4.01. Changes in Registrant's Certifying Accountant.

On March 15, 2007, CSP Inc. (the "Company") dismissed KPMG, LLP ("KPMG") as its principal accountants.

The decision to change principal accountants was approved by the Company's Audit Committee. On March 15, 2007, the Company selected McGladrey & Pullen LLP ("McGladrey") as its new principal accountants, subject to the execution of a definitive engagement letter. The selection of McGladrey was also approved by the Company's Audit Committee.

Neither the Company nor anyone else on its behalf has consulted with McGladrey during the Company's two most recent fiscal years or the subsequent interim period prior to McGladrey's selection as the Company's principal accountant regarding the matters or events set forth and described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

KPMG's report dated February 20, 2007 on the financial statements of the Company as of and for the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles, except that their report included an additional paragraph regarding adoption by the Company of the provisions of Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," on October 1, 2005. KPMG's report dated January 13, 2006 (except for Note 2, which is as of March 15, 2006) on the financial statements of the Company as of and for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles, except that their report included an additional paragraph noting that the accompanying consolidated balance sheet and statement of cash flows as of and for the year ended September 30, 2004 were restated as discussed in Note 2 to the consolidated financial statements. The Company filed a Current Reports on Form 8-K, Item 4.02 on February 10, 2006 and March 16, 2006 to report on the matters referred to in Note 2.

During the Company's two most recent fiscal years ended September 30, 2006 and 2005 and the subsequent interim period through March 15, 2007, there were no "disagreements" with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

During the Company's two most recent fiscal years ended September 30, 2006 and 2005 and the subsequent interim period through March 15, 2007, there were no "reportable events" as described in Items 304(a)(1)(v)(A),(B),(C) and (D) of Regulation S-K, except as follows:

In connection with its audit of the Company's financial statements for the year ended September 30, 2005, KPMG advised the Audit Committee by letter dated March 15, 2006, that it noted certain matters involving internal control and its operation that it considered to be material weaknesses in internal control described in the next sentence. The Company did not have adequate staffing in its finance group with the appropriate level of experience to effectively control and manage the increased complexities resulting from applying and adhering to United States generally accepted accounting principles and Securities and Exchange Commission and Public Company Accounting Oversight Board (United States) ("PCAOB"), financial reporting and disclosure requirements.

In connection with its audit of the Company's financial statements for the year ended September 30, 2006, KPMG advised the Audit Committee by letter dated February 20, 2007, that it noted certain matters involving internal control and its operation that it considered to be material weaknesses in internal control as follows:

  The Modcomp S&S Division, experienced difficulties at the end of the fourth quarter with respect to revenue recognition, accounts payable and the related period end cutoff. These problems stem from the increasing volume of transactions and the decentralized nature of the procurement and fulfillment cycles. Despite the augmentation of staffing at that location in 2005, the increased transaction volume has continued to overburden the accounting staff. This situation, coupled with insufficient review controls, led to errors in determining accurate cut off for revenue and cost of sales at the end of the fourth quarter.

  In the corporate financial reporting process, the calculation of the tax provision and related deferred assets and liabilities at the end of the fourth quarter also contributed to the delay in issuing the 2006 financial statements. The manual nature of this process as well as the complexity of the issues involved in the determination of the provision, the deferred assets and liabilities, as well as the evaluation of the proper reserve to record against deferred assets has taken longer than in prior periods.

The Company has authorized KPMG to respond fully to the inquiries of the successor accountant concerning the subject matter of the material weaknesses in internal control cited by KPMG.

The Company has provided KPMG with a copy of the disclosures it is making in this report and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. A copy of that letter is filed with this report as Exhibit 99..

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSP Inc.
(Registrant)

Date: March 21, 2007                                         By: /s/ Gary W. Levine
                                                                                      Vice President of Finance,
                                                                                      Chief Financial Officer

Exhibit 99

March 21, 2007

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for CSP Inc. and, under the date of February 20, 2007, we reported on the consolidated financial statements of CSP Inc. as of and for the years ended September 30, 2006 and 2005. On March 15, 2007, we were dismissed. We have read CSP Inc.'s statements included under Item 4.01 of its Form 8-K dated March 21, 2007, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statements in the second and third paragraphs.

Very truly yours,

(signed) KPMG LLP